OPTION AGREEMENT
    AGREEMENT, dated as of October 10, 1995, by and between Joseph
Gibbs  (the "Holder") and Automobile Protection Corporation - APCO  (the
"Company").
        WHEREAS,  the Holder has agreed to receive the option  herein set forth as consideration for services of Holder to the Company.
        NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto agree as follows:
     1. In consideration of the services of Holder to Company, the Company hereby grants to the Holder the right to purchase up to 50,000 shares of the Common Stock, $.001 per value ("Common Stock") of the Company at an exercise price equivalent to $2.50 per share of Common Stock, as follows: the Holder shall have the right to purchase one-third of the shares of Common Stock purchasable under this agreement on October 31 in each of 1996, 1997 and 1998, provided that on that date and for the year immediately preceding that date Holder is then, and has been providing, services under a sponsorship agreement between the Company and Holder. Once Holder has the right to acquire a portion of the shares of Common Stock hereunder, Holder may purchase such shares of Common Stock subject to the terms of this agreement for a period of two years thereafter.
     2. Payment of Exercise Price. The purchase price for the shares of Common Stock pursuant to which the option is exercised, will be paid in full at the time of exercise. Exercise of any option hereunder shall be by written notice to the Company at its principal place of business, specifying the number of shares of Common Stock being purchased and accompanied by the purchase price and any withholding tax obligations imposed on the Company by reason of the exercise of the option. In the event that the tax obligation, if any, is not paid, the Company will be permitted to treat as payment of any withholding tax amount due, the exercise of that number of whole shares of Common Stock equal to the amount of the tax due divided by the fair market value of the Common Stock as of the date the option is exercised, and the Company will be permitted to deduct such number of shares of Common Stock from the total number being exercised. Certificates representing the shares as to which the option shall have been exercised shall be registered in the name of the person exercising the option.
    3. Rights of Stockholder. The Holder shall not have any of the rights of a stockholder with respect to the Common Stock covered by the option until the date of the issuance of a stock certificate for shares of Common Stock purchased hereunder.
    4.  Transferability.  This option and the rights conferred may  not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right conferred hereby, or upon the levy of any attachment or similar process on the rights conferred hereby, this option and the rights conferred hereby shall immediately become null and void.
    5. Restricted Nature of Securities. This option and the shares of Common Stock receivable on the exercise of the option are not registered
under  the  Securities  Act  of 1933, as  amended  (the  "Act").   As  a
condition to the sale of Common Stock on the exercise of the option, the person exercising such option may be required by the Company to give it such documents, including such appropriate investment representations as may be required by Counsel for the Company and such additional agreements as the Counsel for the Company may determine, as a condition to the acceptance of the exercise of any option hereunder.
            The  Holder  represents  that it has received  and  carefully reviewed the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1994, and Annual Report to Stockholders and related proxy materials for the Company's Annual Meeting to be held in February 1995, and has been granted the opportunity to obtain any additional, publicly available information relating to the Company and ask questions of  executives  of  the Company that it deems necessary  to  verify  the
accuracy  and  completeness of the information provided to  it.   Holder
represents that it is acquiring this option solely for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof, except in compliance with the Act, any applicable state securities laws and the rules and regulations
thereunder.   Holder  represents that its knowledge  and  experience  in financial and business matters is such that Holder is capable of evaluating an investment in the option and that Holder's financial condition is such that Holder can bear the economic risks of acquiring and holding this option.
    6. Sales under Securities Act. Anything in this agreement to the contrary notwithstanding, the Holder hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the option or the Common Stock acquired by him upon exercise of the option hereunder without registration under the Act, or in the event that they are not so
registered,   unless  (a)  an  exemption  from  the  Act  is    available
thereunder, and (b) the Holder has furnished the Company with notice of such proposed transfer, and the Counsel for the Company, in its reasonable opinion, shall deem such proposed transfer to be so exempt, or  the  Holder  has furnished the Company with notice of such  proposed
transfer,   together  with  an  opinion  of  legal  counsel   reasonably
satisfactory to the Counsel for the Company, that in such counsel's opinion such proposed transfer shall be so exempt.
    7. Stop Transfer: Legend.
    (a) The Company may place stop transfer orders with its transfer agent against the transfer of the shares of Common Stock issuable under the option hereof in the absence of registration under the Act or an exemption therefrom provided herein.
    (b) The certificates evidencing shares of Common Stock to be issuedupon the exercise of the option may bear the following legends:
    "The  shares  represented by this certificate  have been
acquired for investment and have not been registered under the
Securities Act of 1933, as amended.  The shares may  not  be sold or transferred in the absence  of  such registration or an exemption therefrom under said Act."
    "The  shares  represented by this certificate  have been
acquired  pursuant  to an  agreement  dated  as  of October
10,  1995, a copy of which is on file  with  the Company,  and may not be transferred, pledged or disposed or  exempt  in
accordance with the terms and  conditions thereof."
    8. Adjustment to Number of Securities.
        (a) If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of stock or securities of the Company or stock of a different par value or without par value, through reorganization,
recapitalization,   reclassification,  stock  dividend,   stock   split,
amendment to the Company's Certificate of Incorporation or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and/or kind of securities allocated to this option, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding option.
    (b) Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger or consolidation of the
Company with one or more corporations in which the Company will not survive as an independent, publicly owned corporation, or of a transfer of substantially all the property or more than eighty percent (80%) of the then outstanding shares of Common Stock of the Company to another corporation, this option shall terminate unless provision be made in writing in connection with such transaction for the assumption of the option granted, or the substitution for the option of a new option covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of stock and prices in which event the new option substituted therefor, shall continue in the manner and under the terms so provided.
    (c) Adjustments under this paragraph shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and
the  extent  thereof,  shall  be final,  binding  and  conclusive.    No
fractional shares of Common Stock shall be issued under the Plan or any such adjustment.
    9. Termination.
            If  the Holder fails to fulfill its obligations pursuant to the sponsorship agreement between Holder and the Company or the sponsorship agreement is terminated for any reason, then that portion of this option that is not then exercisable on such termination shall immediately terminate and no additional shares of Common Stock shall become exercisable hereunder. Notwithstanding the foregoing, in the event of a termination of this option, if the Holder, as of a time immediately prior to such termination, has the right to acquire any shares of Common Stock, the Holder will have the right to exercise such right pursuant to the terms of this Option.
    10.     Miscellaneous Provisions.
    (a) Applicable Law. This agreement shall be governed by the laws of the State of Georgia applicable to contracts made and to be wholly performed therein.

    (b) Amendment. This agreement may only be amended by a written instrument executed by the Company and by the Holder.
    (c)  Entire  Agreement.   This  agreement  constitutes  the  entire
agreement of the parties hereto with respect to the
subject matter  hereof,  and  supersedes  all  prior  agreements   and
understandings of the parties, oral and written, with respect to the subject matter hereof.
    (d) Execution in Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
    (e)     Notices.     All   notices,  requests,   demands   and   other
communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:
If to the Holder, to:       Mr. Joseph Gibbs
                            9900 Twin Lakes Parkway
                            Charlotte, North Carolina 28269
If to Company, to:          Automobile Protection Corporation - APCO
                            15 Dunwoody Park Drive
                            Dunwoody, GA  30338
Attention:  Secretary
    (f)  Headings.   The headings contained herein are  for  the  sole
purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this agreement.
    (g) Severability.  Any provision of this agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
    (h)  Gender.   Unless the context otherwise requires, all  personal
pronouns used in this agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.
            IN WITNESS WHEREOF, this agreement has been executed and delivered by the parties hereto.
                AUTOMOBILE PROTECTION CORPORATION  -  APCO
                        By:
                        JOSEPH GIBBS, AS HOLDER